EXHIBIT 10(e) - MATERIAL CONTRACTS

   NATIONAL WESTERN LIFE INSURANCE COMPANY 1995 STOCK AND INCENTIVE PLAN



I.  PURPOSE

PLAN (the "Plan") is to provide a means through which National Western Life Insurance Company, a Colorado corporation (the "Company"), and its subsidiaries may attract able persons to enter the employ or become directors of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ or as directors. A further purpose of the Plan is to provide such persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Incentive Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular person as provided herein.

II.  DEFINITIONS

The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

(a) "Award" means, individually or collectively, any Option, Restricted Stock Award, Performance Award, Incentive Award, or Stock Appreciation Right.

(b)  "Board" means the Board of Directors of the Company.

(c) A "Change of Control" of the Company occurs if: (1) any "person," as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act, becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof; or (iii) the Board shall approve the sale of all or substantially all of the assets of the Company; or (iv) the Board shall approve any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i) or (ii) above.

(d) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

(e) "Committee" means not less than two members of the Board who are selected by the Board as provided in paragraph IV(a).

(f) "Common Stock" means the Class A common stock, par value $1.00 per share, of the Company.

(g)  "Company" means National Western Life Insurance Company.

(h) "Director" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

(i) An "employee" means any person (including a Director) in an employment relationship with the Company or any subsidiary corporation (as defined in section 424 of the Code).

(j)  "1934 Act" means the Securities Exchange Act of 1934, as amended.

(k) "Fair Market Value" means, if the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

(l) "Holder" means an employee or a nonemployee Director who has been granted an Award.

(m) "Incentive Award" means an Award granted under paragraph XI of the Plan.

(n) "Incentive Award Agreement" means a written agreement between the Company and a Holder with respect to an Incentive Award.

(o) "Incentive Stock Option" means an incentive stock option within the meaning of section 422 of the Code.

(p) "Option" means an Award granted under paragraph VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options which do not constitute Incentive Stock Options to purchase Common Stock.

(q) "Option Agreement" means a written agreement between the Company and a Holder with respect to an Option.

(r) "Performance Award" means an Award granted under paragraph X of the Plan.

(s) "Performance Award Agreement" means a written agreement between the Company and a Holder with respect to a Performance Award.

(t) "Plan" means National Western Life Insurance Company 1995 Stock and Incentive Plan, as amended from time to time.

(u) "Restricted Stock Agreement" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

(v) "Restricted Stock Award" means an Award granted under paragraph IX of the Plan.

(w) "Rule 16b3" means SEC Rule 16b3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation, or statute fulfilling the same or a similar function.

(x) "Spread" means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Common Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right.

(y) "Stock Appreciation Right" means an Award granted under paragraph VIII of the Plan.

(z) "Stock Appreciation Rights Agreement" means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

III.  EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall be effective as of April 21, 1995, the date of its adoption by the Board, provided the Plan is approved by the shareholders of the Company within twelve months thereafter and on or prior to the date of the first annual meeting of shareholders of the Company held subsequent to the acquisition of an equity security by a Holder hereunder for which exemption is claimed under Rule 16b3. No further Awards may be granted under the Plan after April 20, 2005. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.


IV.  ADMINISTRATION

(a) Composition of Committee. The Plan shall be administered by a committee which shall be (i) appointed by the Board; (ii) constituted so as to permit the Plan to comply with Rule 16b3; and (iii) constituted solely of "outside directors," within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder. Except for Awards described in paragraph VII(h), no member of the Committee shall be eligible to receive an Award under the Plan and no person who has received an Award in the preceding year shall be eligible to serve on the Committee.

(b) Powers. Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which employees or Directors shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, nonqualified Option or Stock Appreciation Right shall be granted, the number of shares of Common Stock which may be issued under each Option, Stock Appreciation Right, or Restricted Stock Award, and the value of each Performance Award and Incentive Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contribution to the Company's success, and such other factors as the Committee in its discretion shall deem relevant.

(c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions, and provisions of each Award, including such terms, restrictions, and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

V.  GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS,
RESTRICTED STOCK AWARDS,
PERFORMANCE AWARDS AND INCENTIVE AWARDS;
SHARES SUBJECT TO THE PLAN

(a) Stock Grant and Award Limits. The Committee may from time to time grant Awards to one or more individuals determined by it to be eligible for participation in the Plan in accordance with the provisions of paragraph VI. Subject to paragraph XII, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 300,000 shares. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Award or (ii) to the extent an Award granted under paragraph VII, VIII, IX, or XI is settled in cash. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for
the grant of an Award.   Separate stock certificates shall  be issued by the
Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards granted to any one individual during any calendar year is 30,000 shares of Common Stock (subject to adjustment in the same manner as provided in paragraph XII with respect to shares of Common Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated in connection with the exercise of Options and Stock Appreciation Rights to constitute "performance-base" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options or Stock Appreciation Rights that are cancelled or repriced.

(b)  Stock Offered.   The stock  to be offered  pursuant to the  grant of an
Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.


VI.  ELIGIBILITY

Awards made pursuant to paragraphs IX, X and XI may be granted only to persons who, at the time of grant, are employees or Directors. Awards made pursuant to paragraphs VII and VIII may be granted only to persons who, at the time of grant, are employees or (only as set forth in the following sentence) Directors. Except as set forth in paragraph VII(h), Awards pursuant to paragraphs VII and VIII may not be granted to any Director who is not an employee of the Company. An award made pursuant to paragraphs VII, VIII, IX, X, or XI may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or an Option which is not an Incentive Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Award, an Incentive Award or any combination thereof.

VII.  STOCK OPTIONS

(a)  Option Period.   The term of each  Option shall be as  specified by the
Committee at the date of grant.

(b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

(c) Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options granted after the effective date hereof are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations, if any, exceeds $100,000, such Incentive Stock Options shall be treated as options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive

Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, if any, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

(d)   Option  Agreement.    Each Option  shall  be  evidenced  by an  Option
Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair
Market Value  equal  to such  option  price.   Each  Option Agreement  shall
provide that the Option may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment
on the  exercisability of  the Option.   Moreover,  an Option  Agreement may
provide for a "cashless exercise" of the Option by establishing procedures whereby the Holder, by a properly executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm, and (iii) the delivery of the option price from sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement may also include, without limitation, provisions relating to (i) subject to the provisions hereof accelerating such vesting on a
Change  of  Control,  vesting  of  Options,   (ii)  tax  matters  (including
provisions covering any applicable employee wage withholding requirements and requiring additional "gross-up" payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a Change of Control payment resulting from the operation of the Plan or of such Option Agreement), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole
discretion determine.   The terms  and conditions  of the  respective Option
Agreements need not be identical.

(e) Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such purchase price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted and (ii) shall be subject to adjustment as provided in paragraph XII. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

(f) Shareholder Rights and Privileges. The Holder shall be entitled to all the privileges and rights of a shareholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

(g) Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of stock of the employing corporation with the result that such employing corporation becomes a subsidiary.

(h)  Fixed Grants  to  Non-Employee Directors.    Each individual  who  is a
non-employee Director of the Company on the date of the approval of the Plan by the Directors shall receive an Option to purchase 1,000 shares of Common
Stock at  the  Fair  Market  Value thereof  on  the  date  of  grant.   Each
individual who thereafter becomes a non-employee Director of the Company upon election to such office shall receive an Option to purchase 1,000 shares of Common Stock at the Fair Market Value thereof on the date of grant. Each Option granted under this paragraph VII(h) shall (i) not constitute an Incentive Stock Option, (ii) not have Stock Appreciation Rights granted in connection therewith, (iii) have a term of ten years, (iv) vest twenty percent (20%) per year on each of the first five anniversary dates of grant subject to acceleration and vesting pursuant to paragraph XII(c), and (v) cease to be exercisable after the date which is three months after the termination of such individual's service as a Director (provided that such exercise period shall be extended to one year in the event of the death of the non-employee Director). Any non-employee Director holding Options granted under this paragraph VII(h) who is a member of the Committee shall not participate in any action of the Committee with respect to any claim or dispute involving such non-employee Director.

VIII.  STOCK APPRECIATION RIGHTS

(a) Stock Appreciation Rights. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Common Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options, in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee including without limitation all applicable matters set forth with specificity in paragraph VII(d) with respect to Option Agreements. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Common Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Common Stock. With respect to Stock Appreciation Rights that are subject to Section 16 of the 1934 Act, however, the Committee shall, except as provided in paragraph XII(c), retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or any combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Each Stock Appreciation Rights Agreement shall provide that the Stock Appreciation Rights may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Stock Appreciation Rights.

(b) Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the Fair Market Value of the Common Stock on the date of grant pursuant to paragraph VII(c)) and (ii) shall be subject to adjustment as provided in paragraph XII.

(c) Exercise Period. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

(d)   Limitations  on  Exercise  of  Stock  Appreciation  Right.    A  Stock
Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

IX. RESTRICTED STOCK AWARDS

(a) Restriction Period To Be Established by the Committee. At the time a Restricted Stock Award is made, the Committee shall establish a period of time (the "Restriction Period") applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by paragraph IX(b) or paragraph XII.

(b) Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends during the Restriction Period, to vote Common Stock subject thereto and to enjoy all other shareholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock during the
Restriction Period, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the stock during the Restriction Period, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a Director (by retirement, disability, death, or otherwise) of a Holder prior to expiration of the Restriction Period. Such additional terms, conditions, or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to (i) subject to the provisions hereof accelerating vesting on a Change of Control, vesting of Awards, (ii) tax matters (including provisions
(x) covering any applicable employee wage withholding requirement, (y) prohibiting an election by the Holder under section 83(b) of the Code and
(z) requiring additional "grossup" payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a Change of Control payment resulting from the operation of the Plan or of such Restricted Stock Agreement), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical.

(c) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(d)  Agreements.   At the time any Award is made under this paragraph IX, the
Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

X. PERFORMANCE AWARDS

(a) Performance Period. The Committee shall establish, with respect to and at the time of each Performance Award, a performance period over which the performance of the Holder shall be measured.

(b) Performance Awards. Each Performance Award shall have a maximum value established by the Committee at the time of such Award.

(c) Performance Measures. A Performance Award shall be awarded to an employee or a Director contingent upon future performance of the Company or any subsidiary, division, or department thereof by or in which is he employed (if applicable) during the performance period. The Committee shall establish the performance measures applicable to such performance prior to the beginning of the performance period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes.

(d) Awards Criteria. In determining the value of Performance Awards, the Committee shall take into account an individual's responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.

(e) Payment. Following the end of the performance period, the Holder of a Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the performance measures for such performance period, as determined by the Committee. Payment of a performance Award may be made in cash, Common Stock or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in Common Stock shall be based on the Fair Market Value of the Common Stock on the payment date.

(f) Termination of Employment. A Performance Award shall terminate if the Holder does not remain continuously in the employ of the Company (or in service as a Director) at all times during the applicable performance period, except as may be determined by the Committee or as may otherwise be provided in the Award at the time granted.

(g) Agreements. At the time any Award is made under this paragraph X, the Company and the Holder shall enter into a Performance Award Agreement setting forth each of the matter contemplated hereby and, in addition, such matters as are set forth in paragraph 1X(b) as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

XI. INCENTIVE AWARDS

(a) Incentive Awards. Incentive Awards are rights to receive shares of Common Stock (or cash in an amount equal to the Fair Market Value thereof), or rights to receive an amount equal to any appreciation in the Fair Market Value of Common Stock (or portion thereof) over a specified period of time, which vest over a period of time or upon the occurrence of an event (including without limitation a Change of Control) as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Incentive Award shall have a maximum value established by the Committee at the time of such Award.

(b)  Award Period.   The Committee shall  establish, with respect  to and at
the time of each Incentive Award, a period over which or the event upon which the Award shall vest with respect to the Holder.

(c) Awards Criteria. In determining the value of Incentive Awards, the Committee shall take into account an individual's responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.

(d) Payment. Following the end of the vesting period for an Incentive Award, the Holder of an Incentive Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Incentive Award, based on the then vested value of the award. Payment of an Incentive Award may be made in cash, Common Stock, or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Common Stock shall be based on the Fair Market Value of the Common Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to an Incentive Award, as determined by the Committee.

(e) Termination of Employment. An Incentive Award shall terminate if the Holder does not remain continuously in the employ of the Company (or in service as a Director) at all times during the applicable vesting period, except as may be otherwise determined by the Committee or as set forth in the Award at the time of grant.

(f)  Agreements.   At the time any Award is made under this paragraph XI, the
Company and the Holder shall enter into an Incentive Award Agreement setting forth each of the matters contemplated hereby and, in addition, such matters as are set forth in paragraph IX(b) as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

XII. RECAPITALIZATION OR REORGANIZATION

(a) The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such
Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

(b) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted, the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.

(c) In the event of a Change of Control, all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award outstanding hereunder shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Common Stock subject to such Award, cash in an amount equal to the excess of (i) the higher of (x) the Fair Market Value of such share of Common Stock immediately prior to the occurrence of such Change of Control or (y) the value of the consideration to be received in connection with such Change of Control for one share of Common Stock over (ii) the exercise price per share, if applicable, of
Common Stock set forth in such Award. The provisions contained in the preceding sentence shall be inapplicable to an Award granted within six (6) months before the occurrence of a Change of Control if the Holder of such Award is subject to the reporting requirements of Section 16(a) of the 1934 Act. If the consideration offered to shareholders of the Company in any transaction described in this paragraph consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash. The provisions contained in this paragraph shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

(d) In the event of changes in the outstanding Common Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this paragraph XII, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Common Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the
Company  to  make   or  authorize   any  adjustment,  recapitalization,
reorganization, or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange, or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(f) Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required shareholder action.

(g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

XIII.  AMENDMENT AND TERMINATION OF THE PLAN

The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performancebased compensation within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder) and provided, further, that the Board may not, without approval of the shareholders, amend the Plan:

(a) to increase the maximum number of shares which may be issued on exercise or surrender of an Award, except as provided in paragraph XII;

(b)  to change the Option price;

(c) to change the class of individuals eligible to receive Awards or materially increase the benefits accruing to employees and Directors under the Plan;

(d) to extend the maximum period during which Awards may be granted under the Plan;

(e)    to  modify   materially  the  requirements  as   to  eligibility  for
participation in the Plan; or

(f) to decrease any authority granted to the Committee hereunder in contravention of Rule 16b3.

XIV. MISCELLANEOUS

(a) No Right To An Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee any right to be granted an Award to purchase Common Stock, a right to a Stock Appreciation Right, a Restricted Stock Award, a Performance Award, or an Incentive Award, or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock Agreement, a Performance Award Agreement or an Incentive Award Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

(b)  No Employment  Rights Conferred.   Nothing contained in  the Plan shall
(i) confer upon any employee any right with respect to continuation of employment with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment (or service as a Director, in accordance with applicable corporate law) at any time.

(c) Other Laws; Withholding. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

(d) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

(e) Restrictions on Transfer. An Award shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercisable during the lifetime of the Holder only by such Holder or the Holder's guardian or legal representative.

(f) Rule 16b3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b3, such provision or Award shall be construed or deemed amended to conform to Rule 16b3.

(g) Section 162(m). It is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the code so that options and Stock Appreciation Rights granted hereunder with an exercise price not less than Fair Market Value of a share of Common Stock on the date of grant shall constitute "performancebased" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

(h)  Governing Law.   The Plan shall be construed in accordance with the laws
of the State of Texas, except to the extent that it implicates matters which are the subject of the General Corporation Law of the State of Colorado which matters shall be governed by the latter law.